EXHIBIT 99.01

Hampshire International Business Park Chineham Basingstoke Hampshire RG24 8EP United KingdomTel +44 (0)1256 894000 Fax +44 (0)1256 894708 www.shire.com

Press Release

Notification of major interests in shares

2 August 2007

1. Identity of the issuer or the underlying issuer of existing shares to which voting rights are attached:

Shire plc

2. Reason for the notification	State Yes/No
An acquisition or disposal of voting rights	Yes
An acquisition or disposal of financial instruments which may result in the acquisition of shares already issued to which voting rights are attached
An event changing the breakdown of voting rights
Other (please specify): Revised due to DTR rules – see Section 13

3. Full name of person(s) subject to the notification obligation:	Fidelity International Limited (FIL)
4. Full name of shareholder(s) (if different from 3.):	See attached schedule
5. Date of the transaction (and date on which the threshold is crossed or reached if different):	26th July 2007
6. Date on which issuer notified:	1 August 2007t
7. Threshold(s) that is/are crossed or reached:	5%
8. Notified details:

Registered in England 2883758  Registered Office as above

A: Voting rights attached to shares

Class/type of shares if possible using the ISIN CODE	Situation previous to the Triggering transaction		Resulting situation after the triggering transaction
	Number of Shares	Number of Voting Rights	Number of shares	Number of voting rights		% of voting rights
			Direct	Direct	Indirect	Direct	Indirect
GB00B0KQX869	27,815,019	27,815,019			27,763,419		4.99%

B: Financial Instruments

Resulting situation after the triggering transaction

Type of financial instrument	Expiration date	Exercise/Conversion Period/ Date	Number of voting rights that may be acquired if the instrument is exercised/converted	% of voting rights

Total (A+B)
Number of voting rights	% of voting rights
27,763,419	4.99%

9. Chain of controlled undertakings through which the voting rights and/or the financial instruments are effectively held, if applicable:

See attached schedule

Proxy Voting:

10. Name of the proxy holder:	Fidelity International Limited (FIL)
11. Number of voting rights proxy holder will cease to hold:	51,600
12. Date on which proxy holder will cease to hold voting rights:	26th July 2007

13. Additional information:	None
14. Contact name:	Sophie Hughes
15. Contact:	fil-regulatoryreporting@uk.fid-intl.com

(Contact at Shire plc: Vivienne Hemming, Deputy Company Secretary, 01256 894276)

Schedule:

Shares Held	Nominee	Management Company
358,657	Bank of New York Brussels	FPM
642,200	Bank o f New York Europe LDN	FII
327,057	Bermuda Trust Far East HK	FIMHK
82,500	BNP Paribas, Paris ©	FIL
12,316,709	Brown Bros Harrimn Ltd LUX	FIL

Registered in England 2883758  Registered Office as above

79,200	Brown Brothers Harriman and Co	FIL
33,100	Chase Manhttn Bk AG Frnkfrt (S	FPM
23,000	HSBC Trinkaux Und Burkh AG	FIL
677,781	JP Morgan, Bournemouth	FII
2,688,901	JP Morgan, Bournemouth	FIL
8,158,259	JP Morgan Bournemouth	FISL
747,828	JP Morgan Bournemouth	FPM
107,300	Master Trust Bank of Japan	FIJ
60,800	Nomura Trust and Banking	FIJ
24,500	Norddeutsche Landersbank	FIL
83,400	Northern Trust Co	FIL
239,800	Northern Trust London	FIL
906,997	Northern Trust London	FPM
62,800	State Str Bk and Tr Co Lndn (S)	FIL
44,730	State Str Bk and Tr Co Lndn (S)	FPM
118,100	State Street Hong Kong	FIA(K) L

Fidelity International Limited (FIL) is the parent holding company for various direct and indirect subsidiaries, including Fidelity Fund Management Limited (FFML), Fidelity Fund Management Limited (FFML), Fidelity Investment Services Ltd (FISL), Fidelity Gestion (FIGEST), Fidelity Investments Advisory (Korea) Limited (FIAKL), Fidelity Investments Management (Hong Kong) Limited (FIMHK), Fidelity Pension Management (FPM), Fidelity Investments Japan (FLJ) and Fidelity Investments International (FII), investment managers for various non-US investment companies and institutional clients.

For further information please contact:

Investor Relations	Cléa Rosenfeld (Rest of the World)	+44 1256 894 160
	Eric Rojas (North America)	+1 484 595 8252

Notes to editors

SHIRE PLC

Shire’s strategic goal is to become the leading specialty pharmaceutical company that focuses on meeting the needs of the specialist physician. Shire focuses its business on attention deficit and hyperactivity disorder (ADHD), human genetic therapies (HGT), gastrointestinal (GI) and renal diseases. The structure is sufficiently flexible to allow Shire to target new therapeutic areas to the extent opportunities arise through acquisitions. Shire believes that a carefully selected portfolio of products with a strategically aligned and relatively small-scale sales force will deliver strong results.

Shire’s focused strategy is to develop and market products for specialty physicians. Shire’s in-licensing, merger and acquisition efforts are focused on products in niche markets with strong intellectual property protection either in the US or Europe.

For further information on Shire, please visit the Company’s website: www.shire.com.

Registered in England 2883758  Registered Office as above